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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR (g) OF THE
SECURITIES EXCHANGE ACT OF 1934

American Science & Engineering, Inc.
(Exact name of registrant as specified in its charter)

Massachusetts (State of incorporation or organization)	04-2240991 (I.R.S. Employer Identification No.)
829 Middlesex Turnpike, Billerica, Massachusetts (Address of Principal Executive Offices)	01821 Zip Code)
Securities to be registered pursuant to Section 12(b) of the Act:
Title of each class to be registered	Name of each exchange on which each class is to be registered
Common Stock, $.66 2/3 par value	NASDAQ National Market

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [    ]

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates: 333-115650

Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock, $.66 2/3 par value

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant's Securities to be Registered.

        The capital stock of American Science & Engineering, Inc. (the "Company") to be registered on the NASDAQ National Market is the Company's Common Stock, $.66 2/3 par value (the "Common Stock"). The Company previously listed its Common Stock on the American Stock Exchange. The description of the Company's Common Stock is contained under the caption "Description of Registrant's Securities to be Registered" in the Form 8-A filed under the Securities Act of 1933 with the Securities and Exchange Commission on April 15, 1998, which information is incorporated herein by reference.

Item 2. Exhibits.

Number Description

1.
Restated Articles of Organization of the Company. *

2.
Articles of Amendment to Restated Articles of Organization of Company. **

3.
Articles of Amendment to Restated Articles of Organization of Company. ***

4.
By-laws of Company, as amended. ****

5.
Amended and Restated Bylaws of the Company. *****

*
Filed as an Exhibit to Company's Annual Report on Form 10-K for the year ended September 30, 1967, and incorporated herein by reference.

**
Filed as Exhibit 2(a)(ii)(B) to the Company's Registration Statement on Form S-7, No. 2-56452, filed May 25, 1976, and incorporated herein by reference.

***
Filed as Exhibit 12 to the Company's Annual Report on Form 10-K for the year ended March 31, 1976, and incorporated herein by reference.

****
Filed as Exhibit 2(a)(iii) to Company's Registration Statement on Form S-7, No. 2-56452, filed May 25, 1976, and incorporated herein by reference.

*****
Filed as Exhibit 3.2 to the Company's Quarterly Report on Form 10-Q for the quarter ended December 31,2003, and incorporated herein by reference.

SIGNATURE

        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: September 30, 2004

Registrant: AMERICAN SCIENCE & ENGINEERING, INC.
Date: February 13, 2004
By: /s/ ANTHONY R. FABIANO Anthony R. Fabiano President and CEO

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INFORMATION REQUIRED IN REGISTRATION STATEMENT
SIGNATURE